Vessels, Port Terminals and Other Fixed Assets, net (Details4) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
VESSELS, PORT TERMINALS AND OTHER FIXED ASSETS [Abstract]
2013	$ 2,190
2014	2,190
2015	2,190
2016	21,262
Total future minimum lease payments (1)	27,832
Less: amount representing interest (2)	(2,720)
Present value of future minimum lease payments (3)	$ 25,112